                                                       Deutsche Asset Management

Global Equity Fund - Class A, B and C Shares

Supplement dated March 11, 2002 to the Prospectus dated February 28, 2002

The following replaces the 'Total Returns, After Fees and Expenses' section in the Fund's prospectus:

TOTAL RETURNS, AFTER FEES AND EXPENSES

The bar chart on this page can help you evaluate the potential risks and rewards of investing in the Fund by showing the changes in the Fund's performance year to year. Because the Class A, B and C Shares were first offered on March 30, 2001 and have less than a full calendar year of performance, the following bar chart shows the performance of the Fund's Institutional Class Shares for each full calendar year since the Fund began offering shares to the public on December 29, 2000.

The table compares the average annual returns of the Institutional Class performance, adjusted for the applicable Class A, B or C Shares' maximum sales charges and expenses, with the Morgan Stanley Capital International (MSCI) World Index for the past year and since the Fund's inception. The MSCI Europe Index is a passive measure of combined national stock market returns. It does not factor in the costs of buying, selling and holding stocks--costs that are reflected in the Fund's results.

The table also shows the after-tax returns of the Fund's Institutional Class. After tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The Fund's past performance, before or after taxes, is not necessarily an indication of how the Fund will perform in the future.

Callout: The MSCI Europe Index of major markets in Europe is a widely accepted benchmark of international stock performance. It is a model, not an actual portfolio. It tracks stocks in Austria, Belgium, Denmark, Finland, France, Germany, Ireland, Italy, Netherlands, Norway, Spain, Sweden, Switzerland, and the United Kingdom.

Callout: The Return After Taxes on Distributions assumes that an investor holds Fund shares at the end of the period. The number only represents the Fund's taxable distributions, not a shareholder's gain or loss from selling Fund shares.

Callout: The Return After Taxes on Distributions and Sale of Fund Shares assumes that an investor sold his or her shares at the end of the period. The number reflects both the Fund's taxable distributions and a shareholder's gain or loss from selling Fund shares.

                                                      A Member of the
                                                      Deutsche Bank Group [LOGO]

Bar Chart
--------------------------------------------- ----------------------------------
Year-By-Year Returns
Institutional Class
(each full calendar year since inception)
--------------------------------------------- ----------------------------------
--------------------------------------------- ----------------------------------
2001                                          -21.90
--------------------------------------------- ----------------------------------
For the period shown in the bar chart, the highest return of the Institutional Class shares in any calendar quarter was 9.23% (fourth quarter 2001) and the lowest quarterly return for Institutional Class shares was -17.34% (third quarter 2001). Past performance offers no indication of how the Fund will perform in the future.

Performance for Periods Ended December 31, 2001

                             Average Annual Returns

                                                       Since Inception
                                      1 Year           (December 29, 2000)/1/
------------------------------------- ---------------- -------------------------
Class A Shares Return Before Taxes    -22.20           -22.10
------------------------------------- ---------------- -------------------------
Class A Shares Return After Taxes     -26.48           -26.37
on Distributions
------------------------------------ ----------------- -------------------------
Class A Shares Return After Taxes     -16.12           -21.09
on Distributions and Sale of Fund
Shares
------------------------------------- ---------------- -------------------------
Class B Shares Return Before Taxes    -22.76           -22.67
------------------------------------- ---------------- -------------------------
Class C Shares Return Before Taxes    -22.76           -22.67
------------------------------------- ---------------- -------------------------
MSCI Europe Index (reflects no        -16.82           -16.82
deduction for fees, expenses or
taxes)
------------------------------------- ---------------- -------------------------
/1/ MSCI Europe Index performance is calculated from December 31, 2000.

The following replaces Mr. Reiner's information in the `Portfolio Managers' section:

Robert Reiner, Managing Director, Deutsche Asset Management and Lead Manager of the Fund.

..    Joined the investment advisor in 1994.
..    Prior experience includes Manager (day-to-day operations) of Standard and
     Poor's Tokyo office and Senior Financial Analyst at Sandford Bernstein and Co. and Scudder, Stevens & Clark from 1993 to 1994.
..    20 years of investment industry experience.
..    BA in international relations and MA from the University of Southern
     California and MS from Harvard University.

               Please Retain This Supplement for Future Reference

BT Investment Funds
SUPPGEF (03/02)
CUSIPs:  055922579 / 055922561 / 055922553